UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:
811-6083

Name of Registrant:
Vanguard Ohio Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2008 – November 30, 2009

Item 1: Reports to Shareholders

Vanguard Ohio Tax-Exempt Funds
Annual Report

November 30, 2009

Vanguard Ohio Tax-Exempt Money Market Fund
Vanguard Ohio Long-Term Tax-Exempt Fund

> Vanguard Ohio Tax-Exempt Money Market Fund returned 0.56% for the 12 months ended November 30, 2009, a record low that nevertheless exceeded the average return of its peer group.

> Vanguard Ohio Long-Term Tax-Exempt Fund returned 13.61%, a 14-year high that matched the average return of its peer group and outpaced its benchmark index.

> The long-term municipal bond market roared back from a loss in fiscal 2008 to a double-digit gain in fiscal 2009.

Contents
Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	9
Results of Proxy Voting	12
Ohio Tax-Exempt Money Market Fund	14
Ohio Long-Term Tax-Exempt Fund	28
About Your Fund’s Expenses	47
Glossary	49

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2009
			Ticker	Total
			Symbol	Returns
Vanguard Ohio Tax-Exempt Money Market Fund			VOHXX	0.56%
7-Day SEC Yield: 0.19%
Taxable-Equivalent Yield: 0.31%[1]
Ohio Tax-Exempt Money Market Funds Average[2]				0.31

Vanguard Ohio Long-Term Tax-Exempt Fund			VOHIX	13.61%
30-Day SEC Yield: 3.47%
Taxable-Equivalent Yield: 5.69%[1]
Barclays Capital 10 Year Municipal Bond Index				12.67
Ohio Municipal Debt Funds Average[2]				13.62

Your Fund’s Performance at a Glance
November 30, 2008–November 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
Share Price		Share Price	Dividends	Gains
Vanguard Ohio Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.006	$0.000
Long-Term	10.96	11.93	0.498	0.000

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum state of Ohio income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

The Vanguard Ohio Tax-Exempt Funds performed well in fiscal-year 2009, a period that began with fears about the viability of the nation’s financial institutions and a related plunge in municipal bond prices. As the year progressed, government rescue programs began to take hold, accompanied by a rally in municipal bonds.

Simultaneously, Ohio and other states grappled with the disruption in revenues brought about by the worst economic slump since the Great Depression, including an unemployment rate that climbed above 10% in Ohio. Fears of defaults were in the air (generally unwarranted in our view).

The Ohio Long-Term Tax-Exempt Fund fully participated in the national muni bond market rally. The fund returned 13.61% for the 12 months, nearly a record high. Rising bond prices go hand-in-hand with declining yields: As of November 30, 2009, the long-term fund’s yield was 3.47%, down from 4.39% a year earlier.

Money market funds faced a different dynamic, including aggressive actions by the Federal Reserve that drove down short-term interest rates. The Ohio Tax-Exempt Money Market Fund returned 0.56% for the fiscal year, a record low. The fund’s ending yield was a barely perceptible 0.19%, down from 1.23% a year earlier.

On a taxable-equivalent basis, the yield of each fund was higher, as shown on page 1. Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax. As of November 30, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT. The Money Market Fund did own some of these securities.

For bonds, a period of panic was followed by robust returns
Volatility was a theme in the fixed income market over the 12 months ended November 30. At the peak of the credit crisis in late 2008, investors shunned just about any security not issued by the U.S. Treasury. This stampede to quality led to the widest gap between the very low yields of Treasuries and the much higher yields of corporate bonds since the Great Depression. The crisis also rattled the municipal bond market, propelling muni bond yields above those of Treasury bonds—a reversal of the typical relationship.

In early spring, “green shoots” began to emerge—signs that aggressive fiscal and monetary policies were getting the global economy back on its feet. Investors’ appetite for risk returned, and then some: Not only did they propel the stock market to an amazingly strong bounceback, but many sought out the riskiest bonds in the credit markets. For the 12 months, taxable and municipal bonds each notched double-digit results, returning about 12% and 14%, respectively.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	11.63%	6.40%	5.49%
Barclays Capital Municipal Bond Index	14.17	4.17	4.50
Citigroup 3-Month Treasury Bill Index	0.20	2.36	2.91

Stocks
Russell 1000 Index (Large-caps)	27.38%	–5.71%	1.02%
Russell 2000 Index (Small-caps)	24.53	–8.36	–0.46
Dow Jones U.S. Total Stock Market Index	28.06	–5.55	1.24
MSCI All Country World Index ex USA (International)	47.13	–2.73	6.75

CPI
Consumer Price Index	1.84%	2.40%	2.52%

Shorter-term savings vehicles, including money market funds, didn’t fare as well. They became casualties of the Fed’s dramatic cuts in short-term interest rates and other policies that pumped up the money supply, all intended to nurse the economy, markets, and banks back to health. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The target has stayed there ever since. After its meeting in early November, the Fed said it expected to maintain the target at this level “for an extended period.”

Stock markets worldwide produced double-digit returns
U.S. stocks posted unusually large gains as the steep losses suffered during the first few months of the fiscal year were erased by the rally that began in March. The stock market’s rebound seemed to anticipate an improvement in the broader economy, which began to show signs of growth in the second half of the period.

The story was similar in many international markets: They collapsed in late 2008 and early 2009, then rebounded at a startling rate. The recovery was especially swift and powerful in emerging markets, many of which came out of the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Peer
Ohio Tax Exempt Fund	Fund	Group
Money Market	0.17%	0.62%
Long-Term	0.17	1.12

1 The fund expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratios were 0.17% for the Ohio Tax-Exempt Money Market Fund and 0.17% for the Ohio Long-Term Tax-Exempt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008. Peer groups are: for the Ohio Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Funds; and for the Ohio Long-Term Tax-Exempt Fund, Ohio Municipal Debt Funds.

Despite the strong performance seen since March, the longer-term returns of most stock market indexes bear witness to the trials suffered by many investors in the not-so-distant past. Over the past three years, for example, both U.S. and international stock indexes have declined. Five-year annualized returns for U.S. stocks as of November 30 were mostly positive, but far from impressive. Stock markets abroad fared better over this longer period, posting average annual returns of almost 7%.

Fear, the Fed, and a rally put a squeeze on yields
Fiscal 2009 was a period of falling yields for tax-exempt securities. However, the primary factors behind the slide in yields for short-term securities differed from those affecting longer-term tax-exempt bonds.

Because money market investments are extremely sensitive to changes in short-term interest rates, the Ohio Tax-Exempt Money Market Fund’s yield dwindled all year in response to the Fed’s rate-cutting policy. Further encouraging the downward trend was strong market demand for low-risk, liquid assets at the height of the financial panic.

By November 30, the money market fund’s yield was down to 0.19%, compared with 1.23% a year earlier. For the 12 months, the fund returned 0.56%, a record low. The good news—on a relative basis, to be sure—is that the fund’s return was almost double that of its competitive peers, a consequence primarily of the fund’s low expense ratio (a hallmark of Vanguard funds).

Total Returns
Ten Years Ended November 30, 2009
	Average Annual Return
	Vanguard	Peer-Group
Ohio Tax-Exempt Fund	Fund	Average[1]
Money Market	2.24%	1.83%
Long-Term	5.64	4.36

The figures shown represent past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Peer groups are: for the Ohio Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Funds; and for the Ohio Long-Term Tax-Exempt Fund, Ohio Municipal Debt Funds. Peer-group returns are derived from data provided by Lipper Inc.

Investment insight

A historical yield pattern has reasserted itself Atypical times can upend typical relationships. At the start of the fiscal year, municipal securities generally offered higher pre-tax yields than taxable Treasuries—an inversion of the historical relationship. A variety of investor fears about the financial outlook drove demand for Treasuries up and their yields down, while market turmoil was doing the opposite for municipal bonds. Munis have usually yielded less than Treasuries, because their interest income is generally exempt from federal taxes. As the period progressed, Treasury yields rose and muni yields declined—returning to the more usual relationship in the spring.

In the longer-term portion of the tax-exempt market, yields declined and prices rose because of a rally that took hold early in the year and didn’t let up. The Ohio Long-Term Tax-Exempt Fund’s yield fell to 3.47% on November 30 from 4.39% a year earlier.

The seeds of the rally were planted early in the fiscal year by an offshoot of the credit-market crisis: the extreme pressure on certain institutional investors to raise capital in a hurry. The resulting forced sales of municipal bonds drove prices down to levels that would prove attractive to later investors. Yields on munis rose accordingly, even climbing above those of Treasuries (see the Investment insight chart on this page). As investors’ appetite for risk rekindled, the combination of low prices and high yields fueled strong demand.

Also helping to boost prices was a decline in supply. Issuance of tax-exempt bonds dropped as states and municipalities turned to the newly created Build America Bonds; such bonds were offered, for example, by issuers as varied as the Greater Cincinnati Water Works and the Edgewood and Talawanda school districts in western Ohio. The new bonds, whose interest payments are taxable, are one element of the federal economic stimulus package and were designed to subsidize states’ and local governments’ borrowing costs. (The stimulus program also included direct payments to states and local governments, another factor that reduced bond supply.)

In this environment, the Ohio Long-Term Tax-Exempt Fund returned 13.61%, its highest return since fiscal-year 1995. The fund’s return matched the average return of peer-group funds and outpaced the 12.67% return of its benchmark index.

Diligent analysis underlies our solid long-term results
Current economic signals seem to point to renewed growth for the nation as a whole, but it’s likely that the finances of states and municipalities will be slower to recover. The next couple of years will remain challenging for Ohio and other states.

For municipal bond investors, this means that close monitoring of the financial strength of issuers is of paramount importance. Fortunately, that is what Vanguard Fixed Income Group’s team of seasoned credit analysts routinely does.

The team brings an informed skeptic’s view to the task: Its analyses are independent of those published by rating agencies, and include not only issues being considered for purchase but those already owned by the funds. Our analysts believe that concerns about possible defaults by issuers of tax-exempt securities in Ohio, and in other states represented in Vanguard’s tax-exempt portfolios, are generally unwarranted.

As investment advisor to the Ohio Tax-Exempt Funds, the Fixed Income Group seeks to maintain low-cost portfolios of high-quality, liquid assets with a level of interest rate risk generally in line with that of their respective market segments. This strategy, together with the advisor’s diligent credit analysis, has served our shareholders well over the long term.

As you can see in the table on page 5, for the ten-year period ended November 30, 2009, both the Ohio Tax-Exempt Money Market Fund and the Ohio Long-Term Tax-Exempt Fund outpaced the average return of peer-group funds by a significant margin.

The higher the costs, the higher the hurdle
Costs are an important factor in any fund’s performance, but they’re critical in fixed income investing because bond returns fall within a narrower range than stock returns. This simple fact provides two interrelated advantages for the skilled bond-fund manager who has the advantage of low costs. He or she has a lower hurdle to overcome in seeking to produce competitive performance, because expenses are deducted directly from returns. And the manager needn’t pursue higher-risk strategies in an effort to overcome the drag from higher costs.

As you can see in the table on page 4, our funds’ costs are far below the norm for their peers. And while our commitment to keeping your costs low is unwavering, the money market fund's expense ratio nevertheless rose by about 6 basis points during the past year. The increase largely reflected the cost of participating in the U.S. Treasury's Temporary Guarantee Program. This program was established in late 2008, as turmoil in short-term debt markets raised concern about the stability of money market mutual funds. Markets soon stabilized, and the Treasury allowed the program to expire in September 2009.

Investing in funds that have low costs and skilled management is just one step in the journey toward your investment goals. Investors should take into account not only that markets fluctuate, but also that different markets—stocks and bonds, for example—often fluctuate differently from each other. That is why we recommend that investors balance their portfolios among different asset classes, and diversify within those classes, based on each investor’s unique goals, time horizon, and tolerance for risk.

On another matter, I would like to inform you that on January 1, 2010, we will complete a leadership transition that began in March 2008. I will succeed Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
December 10, 2009

Advisor’s Report

For the fiscal year ended November 30, 2009, Vanguard Ohio Tax-Exempt Money Market Fund returned 0.56%, ahead of the average return of its peer group. The Ohio Long-Term Tax-Exempt Fund returned 13.61%—showing just how far and fast the bond market recovered from the dark days of 2008 and early 2009, when credit was essentially frozen. The long-term fund’s return was above that of its diversified Barclays Capital index benchmark and in line with the average return of competing funds.

The investment environment
In the past 12 months we have seen a significant rebound in the municipal bond market. The fiscal year began in December amid a seemingly desperate crisis: Major financial firms had imploded; the credit markets were frozen; hedge funds and closed-end funds were unloading high-quality assets, including municipal bonds, at fire-sale prices to meet collateral requirements; and investors were fleeing securities with any hint of risk for the perceived safety of U.S. Treasury securities.

By early 2009, federal government and Federal Reserve initiatives aimed at combating the financial crisis and the intertwined economic slump started gaining some traction. The banks and brokerage firms that underwrite municipal issues and facilitate liquidity began to operate normally once again, helping to stabilize the muni market. And munis’ depressed prices began to attract buyers, helping to fuel a rally that continued for the remainder of the year. Toward the end

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2008	2009
2 years	2.13%	0.61%
5 years	2.93	1.50
10 years	4.02	2.78
30 years	5.38	4.28

Source: Vanguard.

of the fiscal year, tax-free bond yields had fallen (and prices risen) to levels not seen for four decades.

Prices also got a boost from the shortage of traditional tax-exempt securities. After the yields demanded by muni investors became exceptionally high in early 2009, many municipal borrowers began shifting a significant portion of their issuance to a new and lower-cost type of municipal bond—the subsidized and taxable Build America Bond. These bonds were created as part of the federal government’s stimulus package (signed into law in February). They are intended to encourage investment in public infrastructure and to help state and local governments, as well as other municipal issuers, meet their financing needs.

Although Build America Bonds may not have become a household name yet, these bonds’ impact on the municipal bond market should not be underestimated. From April—when the first such bond was issued—through November 2009, more than $55 billion of taxable Build America Bonds were issued across the United States. In October alone, about one-third of all new municipal bond issues were taxable, and most of those were Build America Bonds. Because these bonds siphoned off some of the potential supply of new tax-exempt bonds, investors seeking traditional munis found their prices being bid up.

Still, tax-exempt bonds represented close to 80% of the almost $375 billion of muni issues sold nationwide in 2009 through November. And the total value of new municipal issues—including taxable bonds—appeared on track to exceed $400 billion in calendar year 2009, which would join 2005 and 2007 in the $400 billion-plus record book. In Ohio, during the fiscal year just ended, a total of $11.7 billion of municipal bonds was issued (including $1.9 billion of Build America Bonds), slightly above the total of $11.6 billion last year though behind the $17.8 billion of issuance in fiscal 2007.

As economic conditions improved during the year, investors sought out higher yields—by moving out of money market securities into longer-term bonds and by taking on more credit risk. Indeed, with state and local finances remaining shaky throughout the period, it was the market’s shift toward risk that led to a narrowing of the yield gap between lower-quality municipals and U.S. Treasuries. In this environment, lower-quality bonds performed best in both the taxable and municipal markets—generally creating headwinds for Vanguard funds because of our focus on quality.

Management of the funds
The economic slump and high unemploy- ment at the national level have translated into historic budget challenges for states and municipalities, leading them to resort to a variety of measures to help meet their fiscal needs. These have included cutting spending, increasing taxes and fees, and tapping into reserves—in Ohio’s case, the state depleted almost its entire $1 billion rainy-day fund to help meet its fiscal-year 2009 budget gap. Federal stimulus payments also helped bridge budget gaps.

In anticipation of the market’s recovery, we increased the funds’ exposure to lower-quality securities, while maintaining our overall emphasis on securities with high credit quality. Indeed, compared with the funds’ peer groups, our allocations to lower-rated issues remain quite modest.

The funds’ interest rate positioning, as measured by their average weighted durations, had no meaningful impact on performance relative to benchmark indexes.

Outlook
We expect slow and stable economic growth to continue. Although the ultimate strength and pace of the recovery are open to question, the muni market has clearly priced out depression and priced in recovery. And, while we expect the Federal Reserve to keep interest rates low, we will be closely watching for any serious uptick in inflation. If inflation becomes a concern, we are prepared to act quickly. As the economic expansion proceeds, yield spreads between lower-risk and higher-risk bonds should continue to tighten, albeit at a more moderate pace.

At the state and local levels, we do not expect any immediate respite from financial stress. Indeed, Ohio is expected to be among the hardest-hit states in terms of declines in personal and corporate income tax revenues (according to state forecasts compiled by the National Conference of State Legislatures).

If the historical pattern holds, fiscal pressure on state and local governments will continue for the next few years. Changes in the financial picture of municipal bond issuers tend to lag the broader economic cycle by one to two years. As we usually do, we will continue to independently monitor developments in Ohio and nationally and closely analyze the finances of the muni issuers. We strive to make sure that any financial pressure or problems of issuers won’t become the problems of the shareholders in our funds.

Pamela Wisehaupt Tynan, Principal, Portfolio Manager

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA
Principal and Head of Municipal Money Market and Municipal Bond Groups

Vanguard Fixed Income Group

December 18, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	718,227,005	24,398,024	96.7%
Charles D. Ellis	714,659,149	27,965,880	96.2%
Emerson U. Fullwood	715,293,922	27,331,108	96.3%
Rajiv L. Gupta	715,499,068	27,125,962	96.3%
Amy Gutmann	714,735,559	27,889,471	96.2%
JoAnn Heffernan Heisen	717,008,144	25,616,885	96.6%
F. William McNabb III	717,929,406	24,695,624	96.7%
André F. Perold	716,068,800	26,556,230	96.4%
Alfred M. Rankin, Jr.	709,011,750	33,613,280	95.5%
Peter F. Volanakis	717,569,923	25,055,107	96.6%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Ohio Tax-Exempt Money Market Fund
2a	607,480,029	11,225,425	51,594,312	18,524,121	88.2%
2b	605,730,640	13,529,263	51,039,864	18,524,121	87.9%
2c	593,431,739	11,730,083	65,137,945	18,524,121	86.2%
2d	594,213,069	10,751,730	65,334,968	18,524,121	86.3%
2e	591,774,181	12,450,257	66,075,329	18,524,121	85.9%
2f	597,365,552	16,577,549	56,356,666	18,524,121	86.7%
2g	615,373,128	15,335,532	39,591,106	18,524,121	89.3%

Ohio Long-Term Tax-Exempt Fund
2a	46,518,980	747,651	2,082,208	4,452,303	86.5%
2b	46,672,560	960,550	1,715,730	4,452,302	86.8%
2c	45,811,526	928,881	2,608,435	4,452,300	85.1%
2d	45,911,920	942,805	2,494,115	4,452,302	85.3%
2e	45,810,266	935,941	2,602,634	4,452,301	85.1%
2f	46,362,233	775,036	2,211,572	4,452,301	86.2%
2g	46,997,206	698,567	1,653,068	4,452,301	87.4%

Ohio Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2009

Financial Attributes
Yield[1]	0.2%
Average Weighted Maturity	36 days
Average Quality[2]	MIG-1
Expense Ratio[3]	0.17%

Distribution by Credit Quality[4] (% of portfolio)
MIG-1/A-1+/SP-1+/F-1+	88.8%
P-1/A-1/SP-1/F-1	9.2
AAA/AA	2.0

1 7-day SEC yield. See the Glossary.
2 Moody’s Investors Service.
3 The expense ratio shown is from the prospectus dated March 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratio was 0.17%.
4 Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

Ohio Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Ohio Tax-Exempt Money Market Fund[1]	0.56%	2.42%	2.24%	$12,485
Ohio Tax-Exempt Money Market
Funds Average[2]	0.31	2.01	1.83	11,993

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

Ohio Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009
		Funds
		Average[1]
Fiscal	Total	Total
Year	Return	Return
2000	4.0%	3.6%
2001	3.0	2.6
2002	1.4	1.0
2003	0.9	0.6
2004	1.1	0.6
2005	2.2	1.7
2006	3.3	2.8
2007	3.6	3.1
2008	2.4	2.0
2009	0.6	0.3
7-day SEC yield (11/30/2009): 0.19%

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Ohio Tax-Exempt Money Market Fund[2]	6/18/1990	0.92%	2.46%	2.30%

1 Average returns for Ohio Tax-Exempt Money Market Funds are derived from data provided by Lipper Inc.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Ohio Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information). In addition, the fund publishes its holdings on a monthly basis at www.vanguard.com.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.7%)
Ohio (100.2%)
Akron OH BAN	1.375%	6/24/10	3,000	3,005
Allen County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners) VRDO	0.190%	12/1/09 LOC	4,250	4,250
Allen County OH Hosp. Fac. Rev.
(Catholic Healthcare) VRDO	0.270%	12/7/09 LOC	13,250	13,250
1 American Muni. Power Ohio Inc. TOB VRDO	0.320%	12/7/09 (12)	10,000	10,000
1 American Muni. Power Ohio Inc. TOB VRDO	0.320%	12/7/09 (12)	9,315	9,315
Beachwood OH BAN	2.250%	12/3/09	1,000	1,000
Bowling Green State Univ. Ohio
General Receipts Rev.	5.750%	6/1/10 (Prere.)	2,250	2,331
Butler County OH BAN	1.250%	8/5/10	7,500	7,528
Cincinnati OH City School Dist. GO	1.750%	5/26/10	2,500	2,505
1 Cincinnati OH City School Dist. GO TOB VRDO	0.270%	12/7/09 (12)	12,415	12,415
Cleveland OH Airport System Rev. VRDO	0.270%	12/7/09 LOC	3,100	3,100
Cleveland OH COP VRDO	0.240%	12/7/09 LOC	22,600	22,600
1 Cleveland OH Water Works Rev. TOB VRDO	0.250%	12/7/09	14,850	14,850
Cleveland OH Water Works Rev. VRDO	0.250%	12/7/09 LOC	25,000	25,000
Cleveland-Cuyahoga County OH Port Auth. Rev.
(Euclid Avenue Housing Corp. Project) VRDO	0.240%	12/7/09 LOC	2,750	2,750
Cleveland-Cuyahoga County OH Port Auth. Rev.
(Museum of Art) VRDO	0.210%	12/7/09	10,000	10,000
Cleveland-Cuyahoga County OH Port Auth. Rev.
(Museum of Art) VRDO	0.230%	12/7/09	7,300	7,300
Cleveland-Cuyahoga County OH Port Auth. Rev.
(Museum of Art) VRDO	0.230%	12/7/09	16,700	16,700
Columbus OH BAN	2.500%	12/16/09	5,000	5,003
2 Columbus OH City School Dist. BAN	1.500%	12/2/10	7,000	7,073
1 Columbus OH City School Dist. TOB VRDO	0.250%	12/7/09 LOC	10,230	10,230
1 Columbus OH GO TOB VRDO	0.300%	12/7/09	4,360	4,360
Columbus OH Regional Airport Auth. Airport
Refunding Rev. (Oasbo Expanded
Asset Program) VRDO	0.250%	12/7/09 LOC	6,380	6,380
Columbus OH Regional Airport Auth. Airport
Refunding Rev. (Oasbo Expanded Asset
Program) VRDO	0.250%	12/7/09 LOC	33,435	33,435

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Columbus OH Regional Airport Auth. Airport
Refunding Rev. (Oasbo Expanded
Asset Program) VRDO	0.250%	12/7/09 LOC	3,700	3,700
1 Columbus OH Regional Airport Auth.
Rev. TOB VRDO	0.270%	12/7/09 LOC	3,540	3,540
1 Columbus OH Sewer Rev. TOB VRDO	0.220%	12/7/09	4,985	4,985
Cuyahoga County OH BAN	1.500%	5/13/10	5,000	5,013
Cuyahoga County OH Hosp. Rev.
(Cleveland Clinic Foundation) CP	0.300%	2/10/10	5,000	5,000
Cuyahoga Falls OH BAN	2.750%	12/9/09	4,500	4,501
Delaware County OH Port Auth. Econ. Dev. Rev.
(Columbus Zoological Park) VRDO	0.260%	12/7/09 LOC	5,350	5,350
Delaware County OH Sewer Dist.	4.950%	12/1/09 (Prere.)	1,500	1,515
Dublin OH City School Dist. BAN	1.000%	10/14/10	3,750	3,763
Franklin County OH BAN	1.500%	4/21/10	12,600	12,648
Franklin County OH Hosp. Rev.
(Nationwide Hosp.) VRDO	0.210%	12/7/09	3,800	3,800
Franklin County OH Hosp. Rev.
(OhioHealth Corp.) VRDO	0.210%	12/7/09 LOC	2,475	2,475
Franklin County OH Hosp. Rev.
(OhioHealth Corp.) VRDO	0.240%	12/7/09	21,300	21,300
Greater Cleveland OH Regional Transp.
Auth. Rev. RAN	1.150%	12/22/09	12,000	12,002
Green City OH BAN	1.750%	7/9/10	8,400	8,455
Greene County OH BAN	1.375%	6/22/10	4,350	4,358
Hamilton County OH Health Care Fac. Rev. VRDO	0.270%	12/7/09 LOC	3,450	3,450
Kent State Univ. Ohio Univ. Rev. VRDO	0.250%	12/7/09 LOC	9,350	9,350
Lake County Ohio BAN	2.000%	4/8/10	1,000	1,002
Lake County Ohio BAN	1.500%	7/8/10	2,500	2,512
1 Lakewood OH City School Dist. GO TOB VRDO	0.320%	12/7/09 (4)	4,785	4,785
Lancaster Port Auth. Ohio Gas Rev. VRDO	0.250%	12/7/09	19,605	19,605
Lorain County OH GO BAN	2.000%	5/28/10	2,625	2,639
Lorain County OH Hosp. Fac. Rev.
(EMH Regional Medical Center) VRDO	0.250%	12/7/09 LOC	4,600	4,600
1 Lorain County OH Hosp. Rev.
(Catholic Healthcare Partners) TOB VRDO	0.320%	12/7/09 (4)	10,500	10,500
1 Lorain County OH Hosp. Rev.
(Catholic Healthcare Partners) TOB VRDO	0.320%	12/7/09 (4)	7,715	7,715
1 Lorain County OH Hosp. Rev.
(Catholic Healthcare Partners) TOB VRDO	0.320%	12/7/09 (4)(12)	12,780	12,780
Lorain County OH Port Auth. Educ. Fac.
(St. Ignatius High School) VRDO	0.240%	12/7/09 LOC	2,050	2,050
Lucas County OH BAN	1.000%	7/22/10	3,000	3,006
Lucas County OH BAN	2.000%	9/16/10	4,505	4,552
Mason OH BAN	1.500%	3/11/10	2,550	2,555
Mason OH BAN	0.750%	7/28/10	4,650	4,650
Mason OH City School Dist. BAN	1.500%	2/4/10	2,845	2,849
1 Montgomery County OH Rev. (Catholic Health
Initiatives) TOB VRDO	0.260%	12/7/09	5,425	5,425
1 Montgomery County OH Rev.
(Catholic Health Initiatives) TOB VRDO	0.320%	12/7/09 (4)	6,970	6,970
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO	0.270%	12/7/09	5,200	5,200
1 Montgomery County OH Rev. TOB VRDO	0.320%	12/7/09 (4)	4,995	4,995
Oberlin OH BAN	1.500%	5/5/10	4,000	4,012
Ohio Air Quality Dev. Auth. PCR
(Ohio Valley Electric Corp.) VRDO	0.220%	12/7/09 LOC	2,750	2,750

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Air Quality Dev. Auth. PCR
(Ohio Valley Electric Corp.) VRDO	0.290%	12/7/09 LOC	4,000	4,000
1 Ohio Air Quality Dev. Rev. TOB VRDO	0.230%	12/7/09	4,995	4,995
1 Ohio Air Quality Dev. Rev. TOB VRDO	0.300%	12/7/09 (13)	8,000	8,000
Ohio Common Schools Capital Fac. Rev.	5.000%	6/15/10 (Prere.)	5,000	5,124
1 Ohio Common Schools GO TOB VRDO	0.250%	12/7/09 (4)	7,755	7,755
Ohio Common Schools GO VRDO	0.230%	12/7/09	10,130	10,130
Ohio GO	5.000%	5/1/10	2,460	2,507
Ohio GO	5.625%	5/1/10 (Prere.)	5,065	5,175
Ohio GO	2.000%	11/1/10	3,000	3,043
Ohio GO	2.000%	11/1/10	2,000	2,028
1 Ohio GO TOB VRDO	0.220%	12/7/09	3,380	3,380
1 Ohio GO TOB VRDO	0.250%	12/7/09	4,925	4,925
Ohio GO VRDO	0.260%	12/7/09	20,000	20,000
Ohio GO VRDO	0.260%	12/7/09	1,955	1,955
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) CP	0.400%	12/7/09	5,000	5,000
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) VRDO	0.270%	12/1/09 LOC	12,165	12,165
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) VRDO	0.390%	12/7/09 LOC	11,400	11,400
Ohio Higher Educ. Fac. Comm. Rev.
(Kenyon College) VRDO	0.190%	12/1/09 LOC	6,100	6,100
Ohio Higher Educ. Fac. Comm. Rev.
(Northern Univ.) VRDO	0.200%	12/7/09 LOC	5,000	5,000
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. Hospitals Health System) VRDO	0.270%	12/7/09 LOC	7,400	7,400
1 Ohio Higher Educ. Fac. Comm. Rev. TOB VRDO	0.270%	12/7/09 (13)	5,000	5,000
Ohio Highway Capital Improvements GO	5.250%	5/1/10	1,820	1,856
Ohio Highway Capital Improvements GO	5.625%	5/1/10	4,900	5,005
1 Ohio Housing Finance Agency Mortgage
Rev. TOB VRDO	0.210%	12/7/09	4,000	4,000
1 Ohio Housing Finance Agency Mortgage
Rev. TOB VRDO	0.330%	12/7/09	4,870	4,870
1 Ohio Housing Finance Agency Mortgage
Rev. TOB VRDO	0.420%	12/7/09	4,455	4,455
Ohio Housing Finance Agency
Mortgage Rev. VRDO	0.280%	12/7/09	5,000	5,000
Ohio Housing Finance Agency
Mortgage Rev. VRDO	0.300%	12/7/09	22,430	22,430
Ohio Housing Finance Agency
Mortgage Rev. VRDO	0.300%	12/7/09	8,580	8,580
Ohio Housing Finance Agency
Mortgage Rev. VRDO	0.300%	12/7/09	9,040	9,040
Ohio Housing Finance Agency
Mortgage Rev. VRDO	0.300%	12/7/09	8,000	8,000
Ohio Housing Finance Agency
Mortgage Rev. VRDO	0.320%	12/7/09	11,530	11,530
Ohio Infrastructure Improvement GO VRDO	0.260%	12/7/09	1,200	1,200
Ohio PCR (Sohio Air British Petroleum Co.) VRDO	0.190%	12/1/09	2,800	2,800
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.)
VRDO	0.240%	12/1/09	10,225	10,225
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.)
VRDO	0.240%	12/1/09	12,505	12,505
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.)
VRDO	0.240%	12/1/09	7,625	7,625

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Ohio State Higher Educ. Fac. TOB VRDO	0.300%	12/7/09	3,700	3,700
1 Ohio State Higher Educ. TOB VRDO	0.250%	12/7/09 LOC	4,970	4,970
1 Ohio State Hosp Rev. (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.230%	12/7/09	9,000	9,000
1 Ohio State Hosp Rev. (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.300%	12/7/09	6,745	6,745
1 Ohio State Hosp Rev. (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.300%	12/7/09	6,495	6,495
1 Ohio State Hosp Rev. (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.300%	12/7/09	5,170	5,170
Ohio State Univ. CP	0.300%	1/12/10	10,000	10,000
Ohio State Univ. CP	0.350%	2/9/10	12,400	12,400
Ohio State Univ. General Receipts Rev. VRDO	0.230%	12/7/09	3,100	3,100
1 Ohio State Water Dev. Auth. PCR TOB VRDO	0.300%	12/7/09	5,995	5,995
1 Ohio Turnpike Comm. Turnpike Rev. TOB VRDO	0.230%	12/7/09	15,745	15,745
Ohio Water Dev. Auth. PCR	2.000%	12/1/09	8,960	8,960
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	0.200%	12/1/09 LOC	3,400	3,400
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	0.210%	12/1/09 LOC	700	700
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	0.230%	12/7/09 LOC	8,000	8,000
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	0.250%	12/7/09 LOC	15,000	15,000
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	0.350%	12/7/09 LOC	10,000	10,000
Ohio Water Dev. Auth. Rev.	5.000%	12/1/09	7,130	7,130
Ohio Water Dev. Auth. Rev. (Pure Water) VRDO	0.280%	12/7/09	35,275	35,275
Port of Greater Cincinnati Dev. Auth.
(Sycamore Township Kenwood) VRDO	0.250%	12/7/09 LOC	5,315	5,315
Portage County OH BAN	1.500%	9/30/10	4,000	4,023
Salem OH Hosp. Rev. (Salem Community
Hosp. Project) VRDO	0.250%	12/7/09 LOC	2,055	2,055
1 Toledo Lucas County OH Port Auth.
Airport Rev. (Flight Safety) VRDO	0.340%	12/7/09	5,500	5,500
Toledo OH City Services Special
Assessment VRDO	0.240%	12/7/09 LOC	6,200	6,200
Univ. of Akron OH General Receipts Rev.	5.500%	1/1/10 (Prere.)	2,545	2,581
Univ. of Cincinnati OH General Receipts BAN	1.500%	5/12/10	10,000	10,012
Univ. of Cincinnati OH General Receipts BAN	2.000%	7/21/10	2,500	2,513
Upper Arlington OH City School Dist. TAN	2.000%	6/24/10	2,100	2,108
Vandalia Butler OH City School Dist.
Montgomery County BAN	1.500%	3/1/10	3,750	3,757
Warren OH Health Care Fac.
(Otterbein Homes Project) VRDO	0.240%	12/7/09 LOC	11,210	11,210
Westlake OH BAN	1.250%	1/28/10	3,100	3,101
				949,100
Puerto Rico (1.5%)
1 Puerto Rico Sales Tax Financing Corp.
Rev. TOB VRDO	0.200%	12/7/09	6,000	6,000
1 Puerto Rico Sales Tax Financing Corp.
Rev. TOB VRDO	0.390%	12/7/09	7,875	7,875
				13,875
Total Tax-Exempt Municipal Bonds (Cost $962,975)				962,975

Ohio Tax-Exempt Money Market Fund

Market
Value•
($000)
Other Assets and Liabilities (–1.7%)
Other Assets	8,096
Liabilities	(23,907)
(15,811)
Net Assets (100%)
Applicable to 947,011,713 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	947,164
Net Asset Value Per Share	$1.00

At November 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	947,164
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	—
Net Assets	947,164

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was 247,440,000, representing 26.1% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2009.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	7,493
Total Income	7,493
Expenses
The Vanguard Group—Note B
Investment Advisory Services	147
Management and Administrative	818
Marketing and Distribution	338
Money Market Guarantee Program	358
Custodian Fees	11
Auditing Fees	19
Shareholders’ Reports and Proxies	19
Trustees’ Fees and Expenses	2
Total Expenses	1,712
Net Investment Income	5,781
Realized Net Gain (Loss) on Investment Securities Sold	142
Net Increase (Decrease) in Net Assets Resulting from Operations	5,923

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,781	26,961
Realized Net Gain (Loss)	142	(21)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,923	26,940
Distributions
Net Investment Income	(5,781)	(26,961)
Realized Capital Gain	—	—
Total Distributions	(5,781)	(26,961)
Capital Share Transactions (at $1.00)
Issued	573,204	974,567
Issued in Lieu of Cash Distributions	5,412	25,163
Redeemed	(727,714)	(1,072,018)
Net Increase (Decrease) from Capital Share Transactions	(149,098)	(72,288)
Total Increase (Decrease)	(148,956)	(72,309)
Net Assets
Beginning of Period	1,096,120	1,168,429
End of Period	947,164	1,096,120

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.006	.024	.036	.033	.022
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.006	.024	.036	.033	.022
Distributions
Dividends from Net Investment Income	(.006)	(.024)	(.036)	(.033)	(.022)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.006)	(.024)	(.036)	(.033)	(.022)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.56%	2.40%	3.63%	3.30%	2.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$947	$1,096	$1,168	$1,036	$910
Ratio of Total Expenses to
Average Net Assets	0.17%[2]	0.11%[2]	0.10%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	0.57%	2.38%	3.57%	3.26%	2.19%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.
See Note D in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $202,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2009, 100% of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

Ohio Tax-Exempt Money Market Fund

D. On October 7, 2008, the board of trustees approved the fund’s participation in a temporary program introduced by the U.S. Treasury to guarantee the account values of shareholders in a money market fund in the event the fund’s net asset value fell below $0.995 and the fund’s trustees decided to liquidate the fund. The program covered the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. To participate, the fund was required to pay a fee of 0.01% of its net assets as of September 19, 2008, for coverage through December 18, 2008. In December 2008, the U.S. Treasury extended the program through April 30, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008. In March 2009, the U.S. Treasury extended the program through September 18, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008.

E. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	269	8,323	46,048
Yield[3]	3.5%	3.6%	3.6%
Yield to Maturity	3.7%[4]	3.6%	3.6%
Average Coupon	4.9%	5.0%	5.0%
Average Effective
Maturity	9.0 years	9.9 years	13.5 years
Average Quality	AA–	AA	AA
Average Duration	7.0 years	7.2 years	8.4 years
Expense Ratio[5]	0.17%	—	—
Short-Term Reserves	4.3%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.90	0.99
Beta	0.92	0.97

Distribution by Maturity (% of portfolio)

Under 1 Year	5.7%
1– 5 Years	30.1
5–10 Years	40.8
10–20 Years	10.2
20–30 Years	8.0
Over 30 Years	5.2

Distribution by Credit Quality (% of portfolio)

AAA	16.7%
AA	48.2
A	26.1
BBB	5.7
Other	3.3

Investment Focus

1 Barclays Capital 10 Year Municipal Bond Index.
2 Barclays Capital Municipal Bond Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated March 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratio was 0.17%.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Ohio Long-Term Tax-Exempt Fund[1]	13.61%	4.26%	5.64%	$17,308
Barclays Capital Municipal Bond Index	14.17	4.50	5.64	17,302
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	5.79	17,549
Ohio Municipal Debt Funds Average[2]	13.62	3.13	4.36	15,325

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009

				Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	3.2%	5.6%	8.8%	7.7%
2001	3.7	5.2	8.9	8.2
2002	1.8	4.9	6.7	6.7
2003	2.8	4.6	7.4	6.9
2004	–1.0	4.5	3.5	4.0
2005	–1.2	4.4	3.2	3.0
2006	1.6	4.5	6.1	6.2
2007	–1.6	4.3	2.7	3.5
2008	–7.7	4.1	–3.6	–0.4
2009	8.9	4.7	13.6	12.7

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Ohio Long-Term Tax-Exempt Fund[2]	6/18/1990	14.30%	4.47%	1.11%	4.69%	5.80%

1 Barclays Capital 10 Year Municipal Bond Index.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.5%)
Ohio (97.2%)
Adams County OH School Dist. GO	5.550%	12/1/09 (14)	1,000	1,000
Akron OH GO	5.500%	12/1/18 (14)	1,315	1,370
Akron OH Income Tax Rev.
(Community Learning Center)	5.000%	12/1/27 (14)	6,300	6,493
Allen County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners) VRDO	0.190%	12/1/09 LOC	600	600
1 American Muni. Power Ohio Inc.	5.000%	2/15/23	4,000	4,155
1 American Muni. Power Ohio Inc.	5.000%	2/15/24	1,215	1,254
American Muni. Power Ohio Inc.	5.000%	2/15/38	21,885	22,001
American Muni. Power Ohio Inc.	5.750%	2/15/39 (12)	4,500	4,719
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/14 (2)	2,625	2,716
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/15 (2)	2,865	2,953
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/16 (2)	1,015	1,042
American Muni. Power Ohio Inc.
Electricity Purchase Rev.	5.000%	2/1/13	3,000	3,186
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/11 (3)(Prere.)	1,300	1,433
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/11 (3)(Prere.)	1,300	1,433
Bowling Green State Univ. Ohio
General Receipts Rev.	5.750%	6/1/10 (3)(Prere.)	1,190	1,235
Buckeye OH Tobacco Settlement
Financing Corp. Rev.	5.125%	6/1/24	10,035	8,500
Buckeye OH Tobacco Settlement
Financing Corp. Rev.	5.875%	6/1/30	2,825	2,369
Buckeye OH Tobacco Settlement
Financing Corp. Rev.	5.750%	6/1/34	4,000	3,202
Buckeye OH Tobacco Settlement
Financing Corp. Rev.	6.000%	6/1/42	2,750	2,066
Buckeye OH Tobacco Settlement
Financing Corp. Rev.	5.875%	6/1/47	5,760	4,084
Buckeye OH Tobacco Settlement
Financing Corp. Rev.	6.500%	6/1/47	4,750	3,703
Butler County OH GO	5.250%	12/1/12 (Prere.)	1,655	1,880
Butler County OH GO	5.250%	12/1/12 (Prere.)	1,570	1,783
Butler County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.000%	5/15/31 (14)	5,000	4,412
Butler County OH Sewer System Rev.	5.375%	12/1/09 (3)(Prere.)	1,230	1,242
Butler County OH Waterworks Rev.	5.250%	12/1/21 (2)	4,000	4,295
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	1,080	1,182
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	950	1,040

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	805	881
Canal Winchester OH Local School Dist. GO	5.000%	6/1/15 (14)(Prere.)	3,030	3,529
Centerville OH City School Dist. GO	5.000%	12/1/30 (4)	9,260	9,681
Cincinnati OH City School Dist. Classroom Fac.
Construction & Improvement	5.250%	12/1/28 (14)	4,000	4,496
Cincinnati OH City School Dist. Classroom Fac.
Construction & Improvement	5.250%	12/1/30 (14)	3,705	4,091
Cincinnati OH City School Dist. Classroom Fac.
Construction & Improvement	5.250%	12/1/31 (14)(3)	3,000	3,277
2 Cincinnati OH City School Dist. GO TOB VRDO	0.720%	12/7/09 (3)LOC	2,800	2,800
2 Cincinnati OH City School Dist. GO TOB VRDO	0.720%	12/7/09 LOC	2,280	2,280
Cincinnati OH City School Dist. Improvement GO	5.000%	12/15/23 (4)	1,620	1,737
Cincinnati OH City School Dist. Improvement GO	5.000%	12/15/32 (4)	1,000	1,022
Cincinnati OH Econ. Dev. Rev. (Baldwin)	4.875%	11/1/38	7,870	7,444
Cincinnati OH Water System Rev.	5.500%	6/1/11 (Prere.)	1,380	1,483
Cleveland OH GO	5.375%	9/1/10 (2)	1,000	1,033
Cleveland OH GO	5.500%	12/1/10 (3)(Prere.)	1,135	1,205
Cleveland OH GO	5.500%	12/1/10 (3)(Prere.)	1,415	1,503
Cleveland OH GO	5.500%	12/1/11 (14)	1,340	1,413
Cleveland OH GO	5.375%	9/1/12 (2)	1,000	1,101
Cleveland OH GO	5.500%	10/1/20 (2)	7,350	8,433
Cleveland OH GO	5.000%	10/1/21 (2)	2,920	3,119
Cleveland OH GO	5.500%	10/1/22 (2)	3,870	4,415
Cleveland OH Income Tax Rev.	5.000%	10/1/29 (12)	7,180	7,483
Cleveland OH Public Power System Rev.	5.000%	11/15/28 (14)	1,250	1,286
Cleveland OH Public Power System Rev.	0.000%	11/15/33 (14)	6,895	1,945
Cleveland OH State Univ. Rev.	5.250%	6/1/19 (14)	2,825	3,046
Cleveland OH State Univ. Rev.	5.000%	6/1/30 (14)	5,000	5,145
Cleveland OH Water Works Rev.	5.500%	1/1/21 (14)	9,635	11,030
Columbus OH City School Dist.	4.500%	12/1/29	3,000	3,012
Columbus OH City School Dist.	4.750%	12/1/33	7,000	7,016
3 Columbus OH GO	5.000%	12/15/13	5,000	5,735
Columbus OH GO VRDO	0.200%	12/7/09	900	900
Columbus OH Sewer Rev.	5.000%	6/1/28	4,005	4,294
Columbus OH Sewer Rev.	4.250%	6/1/30	8,700	8,568
Columbus OH Sewer Rev.	5.000%	6/1/31	4,000	4,210
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	1,710	1,802
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,108
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,108
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,108
Cuyahoga County OH Hosp. Rev.
(Cleveland Clinic Foundation)	6.000%	1/1/32	10,000	10,488
Cuyahoga County OH Hosp. Rev.
(Cleveland Clinic Foundation) VRDO	0.190%	12/1/09	6,700	6,700
Erie County OH Hosp. Fac. Rev.
(Firelands Regional Medical Center)	5.500%	8/15/22	1,750	1,692
Erie County OH Hosp. Fac. Rev.
(Firelands Regional Medical Center)	5.250%	8/15/46	11,080	9,108
Fairborn OH City School Dist.
School Improvement GO	5.500%	12/1/16 (14)	1,840	2,003
Fairborn OH City School Dist.
School Improvement GO	5.375%	12/1/20 (14)	1,200	1,281
Fairfield County OH Hosp. Rev.
(Lancaster-Fairfield Hosp.)	5.375%	6/15/15 (14)	3,000	3,130
Franklin County OH GO	5.000%	12/1/31	7,500	7,967

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Franklin County OH Hosp. Rev.
(Nationwide Childrens)	4.750%	11/1/28	1,500	1,482
Franklin County OH Hosp. Rev.
(Nationwide Hosp.) VRDO	0.200%	12/7/09	3,845	3,845
Franklin County OH Hosp. Rev.
(Trinity Health Credit Group)	5.000%	6/1/19	4,035	4,220
Franklin County OH Hosp. Rev.
(Trinity Health Credit Group)	5.000%	6/1/21	4,465	4,603
Franklin County OH Hosp. Rev.
(U.S. Health Corp.) VRDO	0.210%	12/7/09 LOC	2,275	2,275
Gallia County OH Hosp. Rev.
(Holzer Medical Center)	5.125%	10/1/13 (2)	2,000	2,002
Gallia County OH Local School Dist.	5.000%	12/1/26 (4)	2,075	2,184
Gallia County OH Local School Dist.	5.000%	12/1/27 (4)	2,180	2,285
Gallia County OH Local School Dist.	5.000%	12/1/30 (4)	5,000	5,151
Gallia County OH Local School Dist.	5.000%	12/1/33 (4)	3,500	3,558
Gallipolis Ohio City School Dist. (School Fac.)	5.000%	12/1/30 (14)	4,040	4,110
Garfield Heights OH City School Dist.
School Improvement GO	5.500%	12/15/11 (14)(Prere.)	1,640	1,802
Greene County OH Facs. Rev.
(Kettering Health Network)	5.375%	4/1/34	2,500	2,413
Greene County OH Facs. Rev.
(Kettering Health Network)	5.500%	4/1/39	2,500	2,429
Greene County OH Sewer System Rev.	5.000%	12/1/22 (4)	4,470	4,698
Greene County OH Sewer System Rev.	5.000%	12/1/23 (4)	4,695	4,916
Greene County OH Sewer System Rev.	5.000%	12/1/24 (4)	5,050	5,271
Greene County OH Sewer System Rev.	5.000%	12/1/25 (4)	5,000	5,197
Hamilton County OH Convention Center Fac.
Auth. Rev. Second Lien	5.250%	12/1/20 (14)	1,185	1,287
Hamilton County OH Convention Center Fac.
Auth. Rev. Second Lien	5.250%	12/1/21 (14)	1,245	1,339
Hamilton County OH Convention Center Fac.
Auth. Rev. Second Lien	5.250%	12/1/23 (14)	1,380	1,494
Hamilton County OH Convention Center Fac.
Auth. Rev. Second Lien	5.250%	12/1/24 (14)	185	199
Hamilton County OH Econ. Dev. Rev.
(King Highland Community Urban)	5.250%	6/1/28 (14)	7,290	7,591
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.500%	5/15/19 (14)	2,865	2,978
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.500%	5/15/20 (14)	3,020	3,132
Hamilton County OH Sales Tax Rev.	5.000%	12/1/25 (2)	5,000	5,155
Hamilton County OH Sales Tax Rev.	5.000%	12/1/26 (2)	5,000	5,131
Hamilton County OH Sales Tax Rev.	5.000%	12/1/32 (4)	10,000	10,207
Hamilton County OH Sewer System Rev.	5.450%	12/1/09 (14)	3,250	3,250
Hamilton County OH Sewer System Rev.	5.625%	6/1/10 (14)(Prere.)	965	1,000
Hamilton County OH Sewer System Rev.	5.625%	6/1/10 (14)(Prere.)	755	783
Hamilton County OH Sewer System Rev.	5.250%	12/1/11 (14)(Prere.)	1,355	1,477
Hamilton County OH Sewer System Rev.	5.250%	12/1/11 (14)(Prere.)	1,000	1,090
Hamilton County OH Sewer System Rev.	5.000%	12/1/31 (14)	5,300	5,448
Hamilton OH City School Dist. GO	5.000%	12/1/26 (4)	3,070	3,327
Hamilton OH City School Dist. GO	5.000%	12/1/28 (4)	5,000	5,362
Hamilton OH City School Dist. GO	5.000%	12/1/34 (4)	2,250	2,340
Highland OH Local School Dist.
School Improvement GO	5.750%	12/1/11 (4)(Prere.)	1,510	1,664
Hilliard OH School Dist. GO	0.000%	12/1/12 (14)	3,220	3,086

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hilliard OH School Dist. GO	0.000%	12/1/13 (14)	3,220	2,986
Hilliard OH School Dist. GO	5.250%	12/1/16 (14)	2,000	2,191
Hilliard OH School Dist. GO	5.000%	12/1/27 (14)	2,895	3,032
Huber Heights OH City School Dist.	5.000%	12/1/33	3,000	3,064
Huber Heights OH City School Dist.	5.000%	12/1/36	4,000	4,085
Huron County OH Hosp. Fac. Rev.
(Fisher-Titus Medical Center)	5.250%	12/1/37	4,825	4,491
Indian Hill OH Exempt Village School Dist.
Hamilton County GO	5.500%	12/1/11 (Prere.)	1,295	1,421
Lake Ohio Local School Dist. Stark County OH GO	5.750%	12/1/10 (3)(Prere.)	1,000	1,054
Logan Hocking OH Local School Dist. GO	5.500%	12/1/11 (14)(Prere.)	1,675	1,838
Lorain County OH GO	5.500%	12/1/22 (14)	1,500	1,618
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)	5.000%	4/1/15 (4)	5,200	5,681
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)	5.400%	10/1/21	4,000	4,078
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)	5.000%	4/1/33 (4)	5,000	4,885
Lucas County OH Hosp. Rev.	5.000%	11/15/38	5,000	4,858
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.750%	11/15/14 (14)(ETM)	5,360	5,382
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.750%	11/15/14 (14)	640	641
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.625%	11/15/15 (2)	2,500	2,529
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.625%	11/15/17 (2)	2,075	2,098
Mad River OH Local School Dist. GO	5.750%	12/1/12 (3)(Prere.)	1,195	1,366
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (14)(Prere.)	2,140	2,534
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (14)(Prere.)	2,095	2,481
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (14)(Prere.)	2,035	2,410
Marysville OH WasteWater Treatment System Rev.	5.000%	12/1/31 (10)	2,720	2,709
Mason OH City School Dist.
School Improvement GO	5.000%	12/1/35	2,000	2,072
Medina OH School Dist. COP	5.250%	12/1/37 (12)	7,210	7,434
Miami Univ. of Ohio General Receipts Refunding	5.250%	12/1/20 (2)	2,000	2,160
Miamisburg OH City School Dist.	4.750%	12/1/36 (12)	3,000	2,964
Middletown OH City School Dist. GO	5.000%	12/1/23 (4)	5,345	5,739
Milford OH Exempt Village School Dist.
School Improvement GO	6.000%	12/1/11 (4)(Prere.)	1,425	1,576
Milford OH Exempt Village School Dist.
School Improvement GO	6.000%	12/1/11 (4)(Prere.)	1,600	1,769
Montgomery County OH Rev.
(Catholic Health Initiatives)	5.000%	5/1/30	7,630	7,669
Montgomery County OH Rev.
(Catholic Health Initiatives)	5.000%	5/1/39	5,000	4,887
Montgomery County OH Rev.
(Catholic Health Initiatives)	5.000%	10/1/41 (4)	5,000	4,800
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO	0.270%	12/7/09	3,100	3,100
New Albany Plain OH Local School Dist. GO	5.500%	6/1/12 (3)(Prere.)	500	558
New Albany Plain OH Local School Dist. GO	5.500%	12/1/17 (3)	675	733
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/11 (2)	1,200	1,173
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/12 (2)	1,700	1,624
North Olmsted OH GO (Library Improvement)	5.500%	12/1/10 (3)(Prere.)	1,355	1,425
Oak Hills OH Local School Dist. GO	7.200%	12/1/09 (14)	510	510

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Air Quality Dev. Auth. PCR
(Columbus Southern Power)	5.800%	12/1/38	2,000	2,056
Ohio Air Quality Dev. Auth. PCR
(Columbus Southern Power) PUT	3.875%	6/1/14	3,000	3,061
Ohio Air Quality Dev. Auth. PCR (FirstEnergy)	5.625%	6/1/18	7,000	7,447
Ohio Air Quality Dev. Auth. PCR (FirstEnergy)	5.700%	8/1/20	6,000	6,278
Ohio Building Auth. Rev.
(Adult Correctional Building)	5.000%	10/1/11 (14)	5,000	5,384
Ohio Building Auth. Rev.
(Adult Correctional Building)	5.250%	10/1/16 (14)	2,830	3,296
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/11 (Prere.)	1,585	1,692
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/11 (Prere.)	1,500	1,601
Ohio Building Auth. Rev.
(State Fac. Highway Safety Building Fund)	5.500%	10/1/17 (4)	1,305	1,416
Ohio Building Auth. Rev.
(State Fac. Highway Safety Building Fund)	5.500%	10/1/18 (4)	1,380	1,469
Ohio Common Schools GO	5.000%	6/15/24	8,000	8,452
Ohio Common Schools GO VRDO	0.230%	12/7/09	2,100	2,100
Ohio Conservation Projects GO	5.000%	8/1/16	5,000	5,767
Ohio GO	5.000%	9/15/11	5,715	6,154
Ohio GO	5.000%	8/1/13	3,565	4,045
Ohio GO	5.000%	8/1/14	3,000	3,437
Ohio GO	5.500%	11/1/14	4,185	4,904
Ohio Higher Educ. Capital Fac. Rev.	5.000%	8/1/11 (2)	6,110	6,540
Ohio Higher Educ. Fac. Comm. Rev.	5.500%	12/1/24	2,000	2,176
Ohio Higher Educ. Fac. Comm. Rev.	5.750%	5/1/28	5,000	5,405
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	5.250%	12/1/26 (14)	3,520	4,012
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	5.000%	12/1/27 (2)	2,115	2,154
Ohio Higher Educ. Fac. Comm. Rev.
(Cleveland Health Clinic)	5.125%	1/1/28	5,000	5,186
Ohio Higher Educ. Fac. Comm. Rev.
(Cleveland Health Clinic)	5.250%	1/1/29	5,000	5,190
Ohio Higher Educ. Fac. Comm. Rev.
(Cleveland Health Clinic)	5.500%	1/1/43	1,460	1,495
Ohio Higher Educ. Fac. Comm. Rev.
(Denison Univ.)	5.500%	11/1/11 (Prere.)	1,000	1,103
Ohio Higher Educ. Fac. Comm. Rev.
(Denison Univ.)	5.000%	11/1/26	5,815	6,301
Ohio Higher Educ. Fac. Comm. Rev.
(Denison Univ.)	5.000%	11/1/32	2,980	3,117
Ohio Higher Educ. Fac. Comm. Rev.
(John Carroll Univ.)	5.000%	4/1/32	3,415	3,290
Ohio Higher Educ. Fac. Comm. Rev.
(Kenyon College)	5.000%	7/1/41	4,500	4,450
Ohio Higher Educ. Fac. Comm. Rev.
(Northern Univ.)	5.000%	5/1/26	5,275	5,322
Ohio Higher Educ. Fac. Comm. Rev.
(Northern Univ.) VRDO	0.200%	12/7/09 LOC	5,820	5,820
Ohio Higher Educ. Fac. Comm. Rev.
(Oberlin College)	5.000%	10/1/33	5,000	5,108
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. Hosp. Health System) PUT	3.750%	1/15/13	5,000	5,105
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. Hospitals Health System)	6.750%	1/15/39	5,000	5,289

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. Hospitals Health System)	5.250%	1/15/46	20,500	19,513
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. Hospitals Health System) VRDO	0.270%	12/7/09 LOC	600	600
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. of Dayton)	5.375%	12/1/16 (2)	1,795	1,926
Ohio Higher Educ. Fac. Comm. Rev.
(Xavier Univ.) VRDO	0.220%	12/7/09 LOC	1,450	1,450
Ohio Higher Educ. GO	5.250%	12/1/11 (14)	4,500	4,906
Ohio Higher Educ. GO	5.000%	11/1/14	4,250	4,924
Ohio Highway Capital Improvements Rev.	5.000%	5/1/11	2,800	2,978
Ohio Housing Finance Agency Mortgage Rev.	5.250%	9/1/28	3,000	3,106
Ohio Housing Finance Agency Mortgage Rev.	6.200%	9/1/33	7,500	7,814
Ohio Infrastructure Improvement GO	5.000%	8/1/16	9,570	11,038
Ohio Mental Health Capital Fac. Rev.	5.000%	8/1/12 (2)	1,000	1,075
Ohio State Hosp. Rev. (Cleveland Clinic
Health System Obligated Group)	5.500%	1/1/34	2,000	2,028
Ohio State Hosp. Rev. (Cleveland Clinic
Health System Obligated Group)	5.500%	1/1/39	6,500	6,644
Ohio State Hosp. Rev. (Cleveland Clinic
Health System Obligated Group)	5.500%	1/1/39	2,000	2,044
Ohio State Univ. General Receipts Rev.	5.000%	12/1/14	7,520	8,628
Ohio State Univ. General Receipts Rev.	5.250%	6/1/23	3,000	3,258
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/11 (Prere.)	1,570	1,666
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/24 (14)	12,000	14,064
Ohio Water Dev. Auth. PCR	5.000%	6/1/21	2,460	2,721
Ohio Water Dev. Auth. PCR	5.500%	6/1/23	2,155	2,649
Ohio Water Dev. Auth. PCR (FirstEnergy) PUT	5.875%	6/1/16	6,000	6,365
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	0.200%	12/1/09 LOC	2,950	2,950
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,100	2,338
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,170	2,416
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,735	3,045
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	12/1/22	4,690	5,704
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	6/1/23	1,225	1,487
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	12/1/23	1,115	1,358
Ohio Water Dev. Auth. Rev. (Pure Water)	7.000%	12/1/09 (2)(ETM)	150	150
Olentangy OH Local School Dist. GO	5.500%	6/1/12 (4)(Prere.)	1,200	1,339
Olentangy OH Local School Dist. GO	5.500%	12/1/16 (4)	30	33
Olentangy OH Local School Dist. GO	5.000%	12/1/30 (4)	3,765	3,963
Olentangy OH Local School Dist. School Fac.
Construction & Improvement	5.250%	6/1/14 (3)(Prere.)	1,400	1,632
Olentangy OH Local School Dist. School Fac.
Construction & Improvement	5.500%	6/1/14 (3)(Prere.)	2,750	3,236
Reynoldsburg OH School Dist. GO	0.000%	12/1/09 (14)	1,465	1,465
Reynoldsburg OH School Dist. GO	0.000%	12/1/10 (14)	1,465	1,441
Richland County OH GO	6.950%	12/1/11 (2)	310	312
Richland County OH GO	5.400%	12/1/15 (2)	1,120	1,124
Rocky River OH City School Dist. GO	5.375%	12/1/17	2,200	2,492
Ross County OH Hosp. Fac. Rev.
(Adena Health System)	5.750%	12/1/35	10,000	10,183

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Scioto County OH Hosp. Rev.
(Southern Ohio Medical Center)	5.500%	2/15/28	9,000	9,106
Scioto County OH Hosp. Rev.
(Southern Ohio Medical Center)	5.750%	2/15/38	6,500	6,504
Shawnee State Univ. Ohio General Receipts Rev.	5.000%	6/1/34 (14)	5,470	4,823
Sugarcreek OH Local School Dist. GO	5.250%	12/1/13 (14)(Prere.)	1,215	1,404
Summit County OH GO	6.250%	12/1/10 (3)(Prere.)	1,420	1,519
Summit County OH GO	6.500%	12/1/10 (3)(Prere.)	2,000	2,144
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,595	1,839
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,800	2,075
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,910	2,202
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	2,020	2,329
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,420	1,637
Summit County OH Sanitary Sewer
System Improvement GO	5.500%	12/1/11 (3)(Prere.)	1,015	1,124
Tallmadge OH City School Dist.	5.000%	12/1/28 (4)	3,030	3,153
Teays Valley OH Local School Dist. GO	5.000%	12/1/27 (14)	3,040	3,227
Tri Valley OH Local School Dist. GO	5.500%	12/1/16 (14)	1,255	1,428
Tri Valley OH Local School Dist. GO	5.500%	12/1/19 (14)	1,785	2,013
Univ. of Akron OH General Receipts Rev.	5.000%	1/1/33 (4)	2,000	2,004
Univ. of Cincinnati OH COP	5.500%	6/1/14 (14)	1,000	1,033
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	1,285	1,397
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	1,500	1,631
Univ. of Cincinnati OH General Receipts	5.375%	6/1/12 (Prere.)	2,000	2,225
Univ. of Cincinnati OH General Receipts	5.375%	6/1/12 (Prere.)	2,595	2,887
Univ. of Cincinnati OH General Receipts	5.375%	6/1/12 (Prere.)	2,880	3,205
Univ. of Cincinnati OH General Receipts	5.000%	6/1/28 (14)	5,000	5,200
Univ. of Toledo OH General Receipts	5.250%	6/1/11 (3)(Prere.)	1,080	1,157
Univ. of Toledo OH General Receipts VRDO	0.240%	12/1/09 LOC	4,600	4,600
Westerville OH City School Dist. GO	5.500%	6/1/11 (14)(Prere.)	1,225	1,314
Woodridge OH School Dist. GO	6.800%	12/1/14 (2)	1,515	1,704
Wooster OH School Dist. GO	0.000%	12/1/09 (4)	2,195	2,195
Wooster OH School Dist. GO	0.000%	12/1/10 (4)	2,265	2,243
Wooster OH School Dist. GO	0.000%	12/1/11 (4)	2,315	2,260
				905,131
Puerto Rico (2.1%)
Puerto Rico GO	5.500%	7/1/20 (14)	1,600	1,678
Puerto Rico GO	5.500%	7/1/29	1,500	1,475
Puerto Rico GO	5.000%	7/1/34	740	656
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/14 (Prere.)	3,400	3,984
Puerto Rico Muni. Finance Agency	5.250%	8/1/20 (4)	2,500	2,616
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.500%	7/1/21 (14)	2,000	2,069
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	3,005	3,298
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	995	1,092
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (ETM)	305	379
Puerto Rico Sales Tax Financing Corp. Rev.	6.500%	8/1/44	2,500	2,637
				19,884
Virgin Islands (0.2%)
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/17	2,000	2,088
Total Tax-Exempt Municipal Bonds (Cost $904,355)				927,103

Ohio Long-Term Tax-Exempt Fund

Market
Value•
($000)
Other Assets and Liabilities (0.5%)
Other Assets	18,401
Liabilities	(14,035)
4,366
Net Assets (100%)
Applicable to 78,104,437 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	931,469
Net Asset Value Per Share	$11.93

At November 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	912,642
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(3,877)
Unrealized Appreciation (Depreciation)
Investment Securities	22,748
Futures Contracts	(44)
Net Assets	931,469

• See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2009.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was 5,080,000, representing 0.5% of net assets.
3 Securities with a value of $803,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	38,339
Total Income	38,339
Expenses
The Vanguard Group—Note B
Investment Advisory Services	83
Management and Administrative	1,090
Marketing and Distribution	221
Custodian Fees	10
Auditing Fees	24
Shareholders’ Reports and Proxies	19
Trustees’ Fees and Expenses	1
Total Expenses	1,448
Net Investment Income	36,891
Realized Net Gain (Loss)
Investment Securities Sold	4,318
Futures Contracts	(1,914)
Realized Net Gain (Loss)	2,404
Change in Unrealized Appreciation (Depreciation)
Investment Securities	67,053
Futures Contracts	727
Change in Unrealized Appreciation (Depreciation)	67,780
Net Increase (Decrease) in Net Assets Resulting from Operations	107,075

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,891	34,055
Realized Net Gain (Loss)	2,404	(3,307)
Change in Unrealized Appreciation (Depreciation)	67,780	(61,676)
Net Increase (Decrease) in Net Assets Resulting from Operations	107,075	(30,928)
Distributions
Net Investment Income	(36,891)	(34,055)
Realized Capital Gain	—	—
Total Distributions	(36,891)	(34,055)
Capital Share Transactions
Issued	201,967	261,291
Issued in Lieu of Cash Distributions	25,917	24,105
Redeemed	(148,622)	(159,236)
Net Increase (Decrease) from Capital Share Transactions	79,262	126,160
Total Increase (Decrease)	149,446	61,177
Net Assets
Beginning of Period	782,023	720,846
End of Period	931,469	782,023

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.96	$11.88	$12.11	$12.00	$12.24
Investment Operations
Net Investment Income	.498	.506	.510	.521	.527
Net Realized and Unrealized Gain (Loss)
on Investments	.970	(.920)	(.194)	.191	(.140)
Total from Investment Operations	1.468	(.414)	.316	.712	.387
Distributions
Dividends from Net Investment Income	(.498)	(.506)	(.510)	(.521)	(.527)
Distributions from Realized Capital Gains	—	—	(.036)	(.081)	(.100)
Total Distributions	(.498)	(.506)	(.546)	(.602)	(.627)
Net Asset Value, End of Period	$11.93	$10.96	$11.88	$12.11	$12.00

Total Return[1]	13.61%	–3.61%	2.71%	6.13%	3.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$931	$782	$721	$595	$527
Ratio of Total Expenses to
Average Net Assets	0.17%	0.13%	0.13%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.29%	4.36%	4.30%	4.37%	4.32%
Portfolio Turnover Rate	16%	23%	16%	13%	22%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $193,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	927,103	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	(2)	927,103	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
10-Year United States Treasury Note/Bond	March 2010	(20)	2,399	(32)
30-Year United States Treasury Note/Bond	March 2010	(5)	613	(12)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $2,476,000 to offset future net capital gains through November 30, 2016.

The fund had realized losses totaling $1,445,000 through November 30, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

Ohio Long-Term Tax-Exempt Fund

At November 30, 2009, the cost of investment securities for tax purposes was $905,800,000. Net unrealized appreciation of investment securities for tax purposes was $21,303,000, consisting of unrealized gains of $28,945,000 on securities that had risen in value since their purchase and $7,642,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2009, the fund purchased $221,585,000 of investment securities and sold $133,742,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended November 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	17,466	22,482
Issued in Lieu of Cash Distributions	2,228	2,092
Redeemed	(12,970)	(13,872)
Net Increase (Decrease) in Shares Outstanding	6,724	10,702

H. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Ohio Tax-Free Funds and the Shareholders of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2010

Special 2009 tax information (unaudited) for Vanguard Ohio Tax-Exempt Funds

This information for the fiscal year ended November 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ohio Tax-Exempt Fund	5/31/2009	11/30/2009	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,001.60	$0.85
Long-Term	1,000.00	1,042.12	0.87
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.22	$0.86
Long-Term	1,000.00	1,024.22	0.86

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.17% for the Ohio Tax-Exempt Money Market Fund and 0.17% for the Ohio Long-Term Tax-Exempt Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees[1]	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	John C. Bogle
Museum of Art, and Case Western Reserve University.	Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q960 012010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2009: $43,000
Fiscal Year Ended November 30, 2008: $41,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2009: $3,354,640
Fiscal Year Ended November 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2009: $876,210
Fiscal Year Ended November 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2009: $0
Fiscal Year Ended November 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 25, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.